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                     SUPPLEMENT DATED MARCH 1, 1998 TO THE
        PROSPECTUS DATED APRIL 1, 1997 AS SUPPLEMENTED SEPTEMBER 2, 1997
               FOR PACIFIC INNOVATIONS VARIABLE ANNUITY ISSUED BY
                         PACIFIC LIFE INSURANCE COMPANY


        Effective March 1, 1998, Robertson, Stephens & Company Investment Management, L.P. ("RSIM") has assumed the management and investment advisory responsibilities from Bank of America, and references in the Prospectus to Bank of America on page 9 in the paragraph following the chart, and on page 11 in the chart under What Are Each of These Options? and under The Trust Manager are amended to reflect this change.